EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Nicholas Galeone, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the UBS Commercial Mortgage Trust 2017-C2 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Wells Fargo Bank, National Association, as Primary Servicer for the 245 Park Avenue Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the 245 Park Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 245 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the 245 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 245 Park Avenue Mortgage Loan, Trimont Real Estate Advisors, LLC, as Operating Advisor for the 245 Park Avenue Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 245 Park Avenue Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 245 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Save Mart Portfolio Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Save Mart Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Save Mart Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Save Mart Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Save Mart Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Save Mart Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Save Mart Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Save Mart Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Concorde Portfolio Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Concorde Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Concorde Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Concorde Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Concorde Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Concorde Portfolio Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Concorde Portfolio Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Concorde Portfolio Mortgage Loan, KeyBank National Association, as Primary Servicer for the Del Amo Fashion Center Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Del Amo Fashion Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Del Amo Fashion Center Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Del Amo Fashion Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Del Amo Fashion Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Del Amo Fashion Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Starwood Capital Group Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 85 Broad Street Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the 85 Broad Street Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 85 Broad Street Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the 85 Broad Street Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 85 Broad Street Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 85 Broad Street Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 85 Broad Street Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 85 Broad Street Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the General Motors Building Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the General Motors Building Mortgage Loan, Wilmington Trust, National Association, as Trustee for the General Motors Building Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the General Motors Building Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the General Motors Building Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the General Motors Building Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the General Motors Building Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the IC Leased Fee Hotel Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the IC Leased Fee Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the IC Leased Fee Hotel Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the IC Leased Fee Hotel Portfolio Mortgage Loan, and Park Bridge Lender Services LLC, as Operating Advisor for the IC Leased Fee Hotel Portfolio Mortgage Loan.

Dated: October 28, 2019

/s/ Nicholas Galeone

President

(senior officer in charge of securitization of the depositor)